EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Adair County Mutual Insurance Assoc.      0964                             $6,740.00       $4,718.00
Adams, Florence (Trust) (b)               2898                            $17,925.00      $12,547.50
Adams, Florence T. (Trust) Byron Taggert  2914                            $28,725.00      $20,107.50
Adams, Thomas S. (b)                      2913                             $9,550.00       $6,685.00
Aggressive Industries, Inc.               0900                            $37,762.00      $26,433.40
AIM - Risk Retention                      3443                                 $0.00           $0.00
Akins, Donovan C.                         1007                             $7,727.00       $5,408.90
Akins, James E. (b)                       0844                            $22,802.00      $15,961.40
Akins, Thomas A. (b)                      0840                            $26,107.00      $18,274.90
Aldrich (Marvin), Nancy K.                0988                            $31,850.00      $22,295.00
Alterman, Sharen C/F Alterman, Aaron R.   3054           I                 $7,937.50       $5,556.25
Alterman, Sharen C/F Alterman, Edward P.  3055           I                 $7,937.50       $5,556.25
Anderson, C. David                        2583           I                 $2,830.00       $1,981.00
Anderson, Ellwood C.                      2088                                 $0.00           $0.00
Anderson, Frank Dr.                       1177                             $8,812.50       $6,168.75
Anderson, G.W.                            0263                                 $0.00           $0.00
Anderson, G.W. (b)                        0867                            $91,125.00      $63,787.50
Anderson, Julianne F                      1811                            $17,915.96      $12,541.17
Anderson, Natalie                         1528                             $6,005.70       $4,203.99

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Arnold, Svetlana S. & Edward              2595                             $4,262.50       $2,983.75
Arthur, David L.                          2727                             $3,592.35       $2,514.65
Arthurs, Dana L.                          0879                            $18,882.50      $13,217.75
Astel, William J. & Jean M.               1889                             $4,383.38       $3,068.37
Atkinson, James F.                        1088                            $14,025.00       $9,817.50
Atkinson, Joyce E.                        0880                            $77,125.00      $53,987.50
Atkinson, Linda J. (Family Trust)         1086                            $14,025.00       $9,817.50
Austin, Glen                              2109                               $965.00         $675.50
Bacher, Constance                         4082                             $2,403.00       $1,682.10
Bahlman, Jean                             2912                            $11,325.00       $7,927.50
Bailey Family TR G William Bailey         3790           H                 $6,067.13       $4,246.99
Bailey, William A                         1581                             $9,662.50       $6,763.75
Baker, Joseph (b)                         2194                             $2,225.00       $1,557.50
Balch, Henry H                            2911                            $13,775.00       $9,642.50
Bamat, William N. & Barbara L.            3026                             $4,262.50       $2,983.75
Barth, Theodore H Foundation a/c #7214    3265                            $13,812.50       $9,668.75
Beasley, Robin E.                         3250                                 $0.00           $0.00
Beavers, Judith S.                        2461                             $8,254.50       $5,778.15

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Beavers, Judith Sperry                    2460                            $13,827.00       $9,678.90
Begley, Sarah (b)                         2910                            $14,375.00      $10,062.50
Bender, Robert B.                         3851           I                $20,700.00      $14,490.00
Biederman, Fred                           3998                             $3,720.00       $2,604.00
Biederman, Lois                           3997                             $4,960.00       $3,472.00
Bingham, Carlton Reed IRA (b)             2069                            $64,764.89      $45,335.42
Bingham, Carlton Reed TTEE Living Trust   2068                           $134,491.30      $94,143.91
  (B-2)
Blackburn, Ronald D.                      1642                             $3,020.00       $2,114.00
Blanchard, Robert L. & Beth               0937                             $8,739.00       $6,117.30
Blessed Trinity Generalate                2909                            $23,875.00      $16,712.50
Bohemian Mutual Ins. Ass'n.               0927                             $4,400.00       $3,080.00
Bolten, Marjorie (b)                      0507                             $2,733.00       $1,913.10
Bolten, Marjorie R.                       0508                             $2,730.00       $1,911.00
Bolten, Marjorie R. (b)                   0504                             $2,778.00       $1,944.60
Bolten, Steven                            0503                             $4,045.00       $2,831.50
Bolten, Steven (b)                        0505                             $4,084.18       $2,858.93
Bolten, Steven (b)                        0509                             $3,005.00       $2,103.50
Boock, Howard & Geraldine L               2262                                 $0.00           $0.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Braun, Verlun & Maxine                    3254                             $5,914.07       $4,139.85
Buck, Dorryl                              4046                               $120.00          $84.00
Buckley, Eileen S.                        2908                            $36,700.00      $25,690.00
Buksa, Andrew J.                          1815                             $4,280.89       $2,996.62
Bull, David S. & Annie L.                 1913                                 $0.00           $0.00
Bull, David S. & Annie L.(Revised)        3575                            $46,200.00      $32,340.00
Burken, Patricia                          1228                             $7,802.35       $5,461.65
Buterman, Ellen                           1923                                 $0.00           $0.00
Campbell, Ian W.                          2865                             $4,775.00       $3,342.50
Campbell, Ross L JR                       2864                             $4,775.00       $3,342.50
Carlson, Arnold & Donna                   1280                             $9,650.00       $6,755.00
Carr, Leanna L.                           3547                             $3,040.00       $2,128.00
Carr, Melvin A. (a)                       1139                             $2,760.00       $1,932.00
Cataldo, Beverly R. (IRA) (b) *DISPUTED*  3503                                 $0.00           $0.00
                                                                                       *DISPUTED*
Cataldo, Brent (IRA) (b) *DISPUTED*       3508                                 $0.00           $0.00
                                                                                       *DISPUTED*
Cataldo, Brian (IRA) (b) *DISPUTED*       3507                                 $0.00           $0.00
                                                                                       *DISPUTED*

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Cataldo, Dean Custodian for Brent Cataldo 3499                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Cataldo, Dean Custodian for Brian Cataldo 3500                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Cataldo, Dean Custodian for Kristine      3501                               $157.00         $109.90
Cataldo, Dean (IRA) (c) *DISPUTED*        3506                                 $0.00           $0.00
                                                                                         *DISPUTED*
Cataldo, Don B. (b)                       3504                                 $0.00           $0.00
Cataldo, Kristine R. (IRA) (b) *DISPUTED* 3505                                 $0.00           $0.00
                                                                                         *DISPUTED*
Chabot Trust, fbo Chabot, Rodney T. (b)   2840                             $6,250.00       $4,375.00
Chandler, Lawrence F. Jr. Partnership (a) 1295                                 $1.00           $0.70
Chandler, Lawrence F. Jr. Partnership (b) 1295                             $5,775.00       $4,042.50
Chandler, Lawrence F. (Trust) (a)         1296                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Chandler, Lawrence F. (Trust) (b)         1296                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Chase, Nancy (Trust)                      2903                            $11,325.00       $7,927.50
Chesnutt, John L. & Arlys R.              0408                             $9,605.00       $6,723.50
Ciurej, Victor N. (b)                     2514                                 $0.00           $0.00
Clark, Linda T.                           4168                            $15,463.50      $10,824.45

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Clawson, John A.                          4600                                 $0.00           $0.00
Close, Bettine M. Co., a partnership      2839                             $9,800.00       $6,860.00
Close, William T. & Co, a partnership     2838                             $9,800.00       $6,860.00
Cole, Faith Goddard                       2900                            $18,300.00      $12,810.00
Connor, Tom                               2322           H               $172,551.00     $120,785.70
Cortes, Jane Goss                         2899                            $18,937.50      $13,256.25
Cowman, James L. & Betty A. (b)           0876                                 $0.00           $0.00
Cox, Charles S                            3810                            $12,206.33       $8,544.43
Crockett, J. Richard & Marcia S. (b)      3109                            $12,187.01       $8,530.91
Dahlin, Sandra M.                         1162                            $10,255.02       $7,178.51
Davenport, Laurie (b)                     2689                            $11,330.76       $7,931.53
David Bear, Inc. Employee Profit Sharing T3855                               $525.00         $367.50
Davis, Eugene L & Shari L                 1560                                 $0.00           $0.00
Davis, Lawrence A.                        3480                                 $3.50           $2.45
Davis, Paul                               3988           B                 $3,417.67       $2,392.37
Dennis, Kernan R.                         4219                            $14,669.10      $10,268.37
Deuries, Katherine A/C #091358 (b)        3262                            $15,975.00      $11,182.50
Dillard, Sue S. (b)                       2845                            $13,725.00       $9,607.50


                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Dobbins, Francis J.                       4439                                 $0.00           $0.00
Donaldson, A. L. & Donna (b)              4393                             $2,922.95       $2,046.07
Donaldson, Alexander & Donna              1266                                 $0.00           $0.00
Dorfman, Caryl T (b)                      2199                             $3,837.50       $2,686.25
Douglas, Donald R.                        4266                                 $0.00           $0.00
Dwight C. Johnston Estate                 0690           B                 $4,400.00       $3,080.00
Dyer, Donald H.                           0997                             $6,875.00       $4,812.50
Ecklund, Allen E.                         1215                             $3,496.80       $2,447.76
Ecklund, Allen TTEE Allen Ecklund PS Plan 1212                             $5,828.00       $4,079.60
Ecklund, Janice                           1213                             $3,496.80       $2,447.76
Edwards, Elizabeth Rader                  4300                             $3,892.00       $2,724.40
Elite Group Income Fund                   1738           J               $197,705.33     $138,393.73
Elkin, Ronald B. & Nancy                  4315           I                $15,375.00      $10,762.50
Elling, Katheryn (b)                      3496                                 $0.00           $0.00
Elling, Marjorie W. (b)                   3494                                 $0.00           $0.00
Elliott, Eileen M.                        0866                               $505.00         $353.50
Ellison, Richard P.                       0989           I                $60,625.00      $42,437.50
Emery, Joy Sperry                         2844                             $9,200.00       $6,440.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Epstein, Phyllis Ruth (b)                 2894                            $22,875.00      $16,012.50
Erskine, Barbara (b)                      2893                            $23,875.00      $16,712.50
Faegre, Charles B                          3822                            $7,800.00       $5,460.00
Family Practice Clinic PC Pro Sharing     1452           I                 $2,200.00       $1,540.00
Family Practice Clinic Pro Sharing        3755                                 $0.00           $0.00
Farley, William H & Mary E.               1755                            $17,275.00      $12,092.50
Farmer, Rhonda                            1182                             $2,591.58       $1,814.11
Farmers Mutual Ins Assn                   2392                            $13,987.50       $9,791.25
Fassino, Edward (a)                       2025                            $82,050.94      $57,435.66
Fassino, Edward (b)                       2025                            $28,802.00      $20,161.40
Felmont Oil Corp Pension Trust (b)        2807                            $44,100.00      $30,870.00
Fertiservice, Ranco                       1294                                 $0.00           $0.00
Fisk, Newton (b)                          1922                            $16,557.68      $11,590.38
Five C's Properties Inc                   2321           H               $183,810.00     $128,667.00
Foster, Lawrence T. & Diana K.            0892           B                 $2,885.20       $2,019.64
Foster, Robert C. FBO Megan Foster        0974           B                 $3,729.50       $2,610.65
Foster, Robert C. FBO Megan Foster         976                                 $0.00           $0.00
Foster, Robert C. (Trustee)               0442           B                 $7,642.00       $5,349.40

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Frink, Stevens D.                         3107                            $26,146.85      $18,302.80
Frizell, Bernard Rev Tr                   2759                            $46,306.76      $32,414.73
Fry, Robert P. Trustee a Prof. Corp.      2753                           $168,789.66     $118,152.76
  Empl PP (b)
Fry, Robert P. Trustee fbo Joseph         2484                                 $0.00           $0.00
  Saylin (b)
Fulton, Wilbur L. & Virginia L. (b)       3285                            $25,307.45      $17,715.22
Gaffney, Joseph M.                        3571                            $10,745.75       $7,522.03
Gagner, Lawrence J.                       1039                               $682.00         $477.40
Gardner, Bruce R.                         4215                                 $0.00           $0.00
Gardner, Bruce R.                         4252                            $17,404.00      $12,182.80
Garff, Maxine                             0265                                 $0.00           $0.00
Garff, Maxine R.                          1366           I                     $0.00           $0.00
Garff, Maxine R.                          4604                            $16,722.75      $11,705.93
Gatchel, Barbara (b)                      3492                                 $0.00           $0.00
Gebbers Farms, Inc. *DISPUTED*            4176                                 $0.00           $0.00
                                                                                       *DISPUTED*
German Mutual Insurance Association       3040                             $4,400.00       $3,080.00
Gibbons, Glen G. & Elsie L.               1163                             $5,452.85       $3,817.00
Giese, James A II (b)                     2415                             $9,094.55       $6,366.19
Gillam, JoAnn (IRA) (b)                   3489                                 $0.00           $0.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Godshalk, Ernest L. (Trust)               2892                            $19,100.00      $13,370.00
Goertzen, Donald L.                       2656           I                 $3,640.00       $2,548.00
Goertzen, Wanda J.                        2657           I                 $3,640.00       $2,548.00
Goldman, Stuart O.                        1951                             $3,750.00       $2,625.00
Goldstein, Miriam                         2836                             $9,100.00       $6,370.00
Goss, Ralph H. (Trust)                    2889                            $23,600.00      $16,520.00
Gower, Jim H & Cheryl M                   4117                                 $0.00           $0.00
Gragg, John B. TTEE                       1234                                 $0.00           $0.00
Graham, Miriam B.                         2888                             $9,150.00       $6,405.00
Grantor Trust fbo Winters, Elizabeth      2797                             $9,325.00       $6,527.50
Greenwood, Harold R.                      1961                             $5,302.35       $3,711.65
Gromer, Virginia C. (b)                   4378                            $44,107.44      $30,875.21
Grosjean, Maria E.                        2886                             $9,150.00       $6,405.00
Haines, Richard S.                        4271                                 $0.00           $0.00
Hamilton, Douglas & Deranleau, Nancy (c)  3393                               $156.25         $109.38
Hamilton, Robert W. Estate of             1758                             $9,553.38       $6,687.37
Hanna, Everett Louis & Kay F.             0992                             $6,054.24       $4,237.97
Hanna, Joseph M.                          0870                             $2,905.70       $2,033.99

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Hannaford, Jule M. III TR Bakewell,       1594                            $46,375.00      $32,462.50
  Barbara B. & Hannaford, Julie M. IV &
  Hannaford, John L.
Hansen, Cande L.                          3540                             $5,190.00       $3,633.00
Hansen, Jack L.                           3541                             $5,190.00       $3,633.00
Hansen, Jerry (a)                         3096                                 $0.00           $0.00
HAP Pension Plan a/c #4P00420-02 (a)      3270                            $25,125.00      $17,587.50
Harding, Roger J. a/c#42051 (a)           3263                             $8,812.50       $6,168.75
Harris, Marcia W.                         2736                                 $0.00           $0.00
Harris, Marcia W.                         2739           I                $18,200.00      $12,740.00
Hart, R. Augustus (Custodian)             3103                             $8,144.90       $5,701.43
Harvey, Bruce F. E.                       2835                            $23,000.00      $16,100.00
Hassan, Estella Williams                  2885                            $14,325.00      $10,027.50
Hatch, Frederick T.                       0314                             $5,184.00       $3,628.80
Healey, Jeanne C                          1857                            $31,288.91      $21,902.24
Hellgate Construction Co. Inc. Profit     0969                                 $0.00           $0.00
  Sharing
Hellgate Construction Co. Inc. Profit     1001                           $319,492.50     $223,644.75
  Sharing
Hellums, Virden A. (b)                    2973          B, I               $2,932.50       $2,052.75
Helm, Glora Bee (a)                       3261                             $1,125.00         $787.50
Helm, Glora Bee a/c #506346 (a)           3273                                 $0.00           $0.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Helms, Ernest G. *DISPUTED*                367                             $6,302.85       $4,412.00
                                                                                       *DISPUTED*
Hempel, John Dans (b)                     2233                                 $0.00           $0.00
Hengesbach, Jon V. (Trustee)              0340                             $5,752.85       $4,027.00
Henk, Randolph P.                         1029                               $279.50         $195.65
Henke, Florence F. Testamentary Trust     1483                             $7,052.50       $4,936.75
Henke, Harry, Jr., Estate of              1484                             $6,510.00       $4,557.00
Hennings, Janice (Gilbertson) (b)         0869                            $12,261.25       $8,582.88
Henschen, Carol M.                        1178                            $11,000.00       $7,700.00
Henschen, Carol M.                        1179                             $5,500.00       $3,850.00
Henschen, Herbert Jr.                     1180                             $5,500.00       $3,850.00
Heuer, Elmer O                            1582                            $11,054.50       $7,738.15
Hill, Gordon C. *DISPUTED*                4225                             $5,062.00       $3,543.40
                                                                                       *DISPUTED*
Hills, David E c/p Emery Crawford Hills   2122                             $2,223.60       $1,556.52
Hills, David E. cust Dana Hills           2013                             $1,743.20       $1,220.24
Hills, David E. cust Lauren Hills         2014                             $2,243.60       $1,570.52
Hitchcock, Howard S.                      1946                                 $0.00           $0.00
Holbrook, Alan R.                         3255                             $5,479.70       $3,835.79

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Hollybrook & Co                           1600                           $172,500.00     $120,750.00
Holmes, Charles B.                        0881                             $1,500.00       $1,050.00
Honke, Joe & Georgene M.                  1041                             $6,841.14       $4,788.80
Huber, Richard M.                         2884                             $9,603.85       $6,722.70
Humboldt Mutual Insurance Assn.           1094                             $4,400.00       $3,080.00
Ingersoll, Richard C.                     4127                             $9,450.00       $6,615.00
Iowa Valley Mutual Insurance Assoc.       0898                             $4,400.00       $3,080.00
Isbell, David J.                          1914                                 $0.00           $0.00
Isenberg, Marshall N.                     0451                             $7,254.50       $5,078.15
Jackson, C. L. (a)                        3260                            $44,825.00      $31,377.50
Jacob, Carl B                             2882                            $13,725.00       $9,607.50
Jacobs, Donald L. (b)                     0739                             $8,074.27       $5,651.99
Jellison, Edward W. & Cynthia R.          0453           B                 $2,404.00       $1,682.80
Jennings, Carolyn H.                      1960                             $9,625.00       $6,737.50
Jensen, Delbert, Christy & Ardis          1034                             $5,450.00       $3,815.00
Johnson, Bonnie L.                        3991                                 $0.00           $0.00
Johnson, Bonnie L. (c) *DISPUTED*         3526                                 $0.00           $0.00
                                                                                       *DISPUTED*

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Johnson, Bonnie L. (IRA) (b) *DISPUTED*   3525                                 $0.00           $0.00
                                                                                         *DISPUTED*
Johnson, Paul G. & Joyce C. JT TEN        1293                             $6,387.50       $4,471.25
Johnson, Richard & Shirley (b)            1592                             $2,558.00       $1,790.60
Johnston, Ralph W. & Thelma C.            1037                                 $0.00           $0.00
JRH-3 (b)                                 2843                             $9,800.00       $6,860.00
Jungels, Elmer                            3542                             $4,762.50       $3,333.75
Katter, Gloria J. (c)                     3434                                 $0.00           $0.00
Kelsey, Roy E. & Elsie L.                 0923                             $9,362.50       $6,553.75
Kerr, James J.                            1315                             $1,704.65       $1,193.26
Kerr, James J. & Patricia K.              1314         B, I                $2,820.00       $1,974.00
Kerr, Patricia K.                         1313                             $1,707.15       $1,195.01
Kessler, Charles & Ellen (b)              1113                             $3,849.00       $2,694.30
Key Trust Co. of Ohio N.A. (c)            None                            $52,756.50      $36,929.55
King, Harold G.S. & Lydia R. Botham       1187                            $18,800.00      $13,160.00
Kinley, Elizabeth W.                      1207                             $9,719.43       $6,803.60
Kirby, Deborah A. (Family Tr)             1089                            $14,025.00       $9,817.50
Klein, Samuel S & Harriett R Jt Ten       2394           I                $19,300.00      $13,510.00
Kleinlein, Evelyn R. (b)                  3432                             $2,312.50       $1,618.75

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Kleinlein, Lillian (Estate) (b)           3433                             $2,312.50       $1,618.75
Koontz, Gerry & Carolyn                   3253                             $5,318.76       $3,723.13
Krehbiel, Stan                            3550           H                $18,150.00      $12,705.00
Kronenberg, Vivian P.                     0847                            $78,500.00      $54,950.00
Lake Penland Corp.                        2130                                 $0.00           $0.00
Lakeland Development Corp.                1030           I               $117,058.55      $81,940.99
Landes, Mary Jane                         2833                             $9,800.00       $6,860.00
Lankes, Mary Elizabeth & Richard          1347                               $229.50         $160.65
Larsen, Robert P. & Lorna A.(b) *DISPUTED*4618                             $8,874.00       $6,211.80
                                                                                         *DISPUTED*
Lazere, Barbara & Arthur B.               0882                            $24,312.50      $17,018.75
Lednicky, Forrest E & Joanne W            1626                                 $0.00           $0.00
Leifson, Everett T. Revocable Trust       1253                                 $0.00           $0.00
Leifson, Norma B. Revocable Trust         1244                                 $0.00           $0.00
Leistad, Arlene (c)                       3427                                 $0.00           $0.00
Levy, Abraham H. & Mildred                2119                                 $0.00           $0.00
Licaria, James P. & Jeanne C.             2539           I                 $2,762.00       $1,933.40
Lillibridge, Jane                         2860                             $9,800.00       $6,860.00
Lowrey, George H.                         2832                            $18,450.00      $12,915.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
MacDonald, John W & Jeanne M              0994                               $947.50         $663.25
MacDonald, John W. & Jeanne M.            2368                                 $0.00           $0.00
Mamis, Nancy B.                           4536                            $29,987.68      $20,991.38
Mandelbaum, Norman B. (b)                 1927                             $7,625.00       $5,337.50
Manzana Bros. LTD.                        2379           H                $49,182.50      $34,427.75
Manzana Bros., LTD.                       2324                                 $0.00           $0.00
Marshall Theatre Corp.                    1258                             $9,375.00       $6,562.50
Master, Nancy                             2871                             $8,850.00       $6,195.00
May, W.H. Jr. & Hennings, D.A. (b)        1087                            $43,062.50      $30,143.75
McAteer, Irene M. (Estate of)             1285                                 $0.00           $0.00
McAteer, Irene M. (Estate of)             2112                            $10,100.00       $7,070.00
McCarthy, Noel                            3372                             $4,879.00       $3,415.30
McCarthy, Richard F. (b)                  0798                            $14,277.50       $9,994.25
McConadrie, John Jr. (b)                  2729                             $1,119.32         $783.52
McCune, DanielleTTEE                      1274                             $3,024.99       $2,117.49
McGowan, William G. Charitable Fund       3274                                 $0.00           $0.00
  Inc. (a)
McLachlan, Suzanne (Chabot Trust)         2904                            $13,675.00       $9,572.50
McLean, Robert G.                         3919                             $3,825.00       $2,677.50


                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Mercer-McFadden, Carolyn                  1971                             $3,632.00       $2,542.40
Mitchell, Gregory J. (b)                  2166                                 $0.00           $0.00
Mitchell, Susan D.                        2167                                 $0.00           $0.00
Mitler Trust fbo Jerome D. Ross           2795                            $24,052.85      $16,837.00
Mitler Trust fbo Ross, Burt               2841                            $24,052.85      $16,837.00
Moffett, Anne L.                          2859                             $9,800.00       $6,860.00
Moody, Patricia                           2790                             $9,150.00       $6,405.00
Moody, Sidney C.                          2789                            $19,100.00      $13,370.00
Moore Trust fbo Alexander D. Close        2858                             $9,800.00       $6,860.00
Moore Trust fbo Jessie Close              2856                             $9,800.00       $6,860.00
Moore Trust fbo Tina (Scott) Close        2857                             $9,800.00       $6,860.00
Morley, Ruth                              2788                                 $0.00           $0.00
Morley, Ruth F. O.                        3972                            $23,875.00      $16,712.50
Morris, George A.                         2323                                 $0.00           $0.00
Morris, George A.                         2585           H                $24,682.50      $17,277.75
Mortensen, Clark A.                       2501                                 $0.00           $0.00
Mortensen, Danny B.                       2488                                 $0.00           $0.00
Moskin, J. Robert Trust u/w Morris Moskin 2855                            $38,300.00      $26,810.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Munkholm, Darlene E.                      1703                            $12,372.00       $8,660.40
Munkholm, Darlene E.                      1955                             $5,366.50       $3,756.55
Nacke, Donna J.                           2162           I                 $1,407.70         $985.39
Nelson, W. Peterson Trust                 2960           I                 $7,250.00       $5,075.00
Neville Rodie & Shaw Profit Sharing Trust 2854                            $28,200.00      $19,740.00
Newland, Ann L.                           4136                                 $0.00           $0.00
Newland, Don O.                           3795                                 $0.00           $0.00
Newton Falls Paper Mill (b)               2896                            $39,600.00      $27,720.00
Nicoll, Mary K.                           1348                                 $0.00           $0.00
Nieland, Russell R. & Peggy E.            1279                             $4,737.50       $3,316.25
Noble, Estelle B.                         1185                            $18,350.00      $12,845.00
Nolte, Robert C. & Betty Jo (b)           3101                            $12,462.15       $8,723.51
Nordstrom, Donald W. & Karin L.           1035                            $11,259.00       $7,881.30
Oliver, Alice Trust11/22/57               2786                            $23,875.00      $16,712.50
Oliver, Alice Trust 11/18/41              2787                            $23,875.00      $16,712.50
Olson, Elwood N.                          4293                             $9,200.00       $6,440.00
Ormsby, Richard E Family Trust (b)        1822                             $8,828.80       $6,180.16
Ottertail Investment Group (b)            1183                             $2,591.58       $1,814.11

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Pao, Joanne T. (a)                        3266                            $28,968.75      $20,278.13
Pardridge, Mary A.                        2842                             $9,800.00       $6,860.00
Pedersen, Karen M. (b) *DISPUTED*         3419                                 $0.00           $0.00
                                                                                       *DISPUTED*
Peller, Janet & John                      2641                             $4,260.00       $2,982.00
Peller, Janet & John                      4100                                 $0.00           $0.00
Peller, John & Janet                      3022                                 $0.00           $0.00
Perry, Ray P.                             0297                             $2,787.00       $1,950.90
Petersen, Gary L.                         1902                             $2,030.00       $1,421.00
Petersen, Gary L. & Jilene J.             1904                            $10,531.25       $7,371.88
Petersen, Jilene J.                       1903                             $3,045.00       $2,131.50
Pickel, Rolland                           1756                             $8,540.00       $5,978.00
Pickering, Steven A. & Ann L.             1120                                 $0.00           $0.00
Piper Jaffray FBO Charles F. Schafer IRA  4486                                 $0.00           $0.00
Piper Jaffray FBO Dean Scherer IRA        4487                                 $0.00           $0.00
Planeta, Alan T (b)                       4059                             $2,085.00       $1,459.50
Platt, Elaine A.                          3757                                 $0.00           $0.00
Platt, Elaine A.                          4484                                 $0.00           $0.00
PNG Partnership (c)                       3417                                 $0.00           $0.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Pohlman, Steven L. & Susan M.             3742                             $5,892.35       $4,124.65
Popelar, Ralph F.                         1190                             $7,514.50       $5,260.15
Porter, John C & Annette O.               4123           H                $12,955.00       $9,068.50
Puleston, Elizabeth Ann                   3339                            $27,450.00      $19,215.00
Pyle, Robert M., Jr.                      2853                             $9,800.00       $6,860.00
Quackenbush, Shirley Heller               3789                             $4,850.00       $3,395.00
Rader, Jennifer C.                        4299                             $3,914.50       $2,740.15
Rader, Judith Anne                        4298                             $3,914.50       $2,740.15
Rajpal, Shashi M.                         2741                            $12,004.00       $8,402.80
Randle, D. L. & Gail W.                   0335                             $5,604.50       $3,923.15
Reeves, Ray L.                            1146                                 $0.00           $0.00
Remmele, Erwin C. & Karen M.              1093                             $4,350.00       $3,045.00
Ripley, Elizabeth K.                      2852                             $9,800.00       $6,860.00
Ripley, F. Fuller (b)                     2851                             $9,800.00       $6,860.00
Ripley, F. Fuller 1963 Trust              2850                             $9,800.00       $6,860.00
RLF Enterprises                           3257                            $33,602.35      $23,521.65
Robert Mellin Trust (b) for Larry         0939                             $5,639.00       $3,947.30
  Martindale, John Clark and Stanley
  Margolis

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Roberts, Ellis *DISPUTED*                 1316                            $12,500.00       $8,750.00
                                                                                         *DISPUTED*
Robertson, Durwood Page & Johanna I.      3048                            $15,813.07      $11,069.15
Rodie, III, William S.                    2827                            $27,450.00      $19,215.00
Rohwer, Frances J.                        3049                            $11,764.79       $8,235.35
Rohwer, Lloyd H. & Frances J. (b)         3050                            $11,764.79       $8,235.35
Rokahr, Frederick D & Beulah M.           3553                             $3,255.00       $2,278.50
Ross, Barbara O'Neil                      2120                            $15,129.00      $10,590.30
Rovie, Kenneth C. (b)                     3470           H                 $3,149.00       $2,204.30
Rowland, Lucy                             2783                             $9,150.00       $6,405.00
Ruggieri, Anthony *DISPUTED*              1341                                 $0.00           $0.00
                                                                                         *DISPUTED*
Ruggieri, Joseph & Leonard *DISPUTED*     1343                                 $0.00           $0.00
                                                                                         *DISPUTED*
Ruggieri, Michael & Leonard *DISPUTED*    1342                                 $0.00           $0.00
                                                                                         *DISPUTED*
Rush, Catharine D.                        2849                             $9,800.00       $6,860.00
Sawatzke, Geraldine A. & Lawrence P.      4544                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Sawyer, Frank D. (Family Trust) (b)       0836           I                 $8,032.00       $5,622.40

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Schafer, Charles F fbo Piper Jaffray      3752                                 $0.00           $0.00
Scherer, Dean (IRA)                       3917                                 $0.00           $0.00
Schmelter, Jay                            0789                            $14,680.00      $10,276.00
Schneider, Marcia & Frederick             2781                            $23,937.50      $16,756.25
Schroeder, Lee (b)                        3552                                 $0.00           $0.00
Schuh, Sharon Carrell                     4195                           $13,400.00       $9,380.00
Schumann, James E. (b)                    1079                            $10,414.00       $7,289.80
Schwab, Ed                                2075                            $12,188.20       $8,531.74
Schwab, Ed                                2082                             $3,757.05       $2,629.94
Scott, Gordon Lewis                       1641                            $22,268.75      $15,588.13
Sear, William                             3082           B                 $4,656.00       $3,259.20
Sederberg, Aldon                          3539                             $2,380.00       $1,666.00
Sell, Lucille E.                          1053                                 $0.00           $0.00
Setness, Peter A. (a)                     1890                             $7,904.20       $5,532.94
Severson, Orvin J. Trust                  3844                                 $0.00           $0.00
Sgambati, Gueriino & Theresa              1208                                 $0.00           $0.00
Shaffer, Peter B. Estate                  2780                             $7,550.00       $5,285.00
Shane, David Graham                       2779                            $23,875.00      $16,712.50

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

Shaw, Steven W.                           0899           B                 $2,175.00       $1,522.50
Sievers, Jill (b)                         2164                                 $0.00           $0.00
Sievers, William J. (b)                   2163                                 $0.00           $0.00
Sly, E.R. (b)                             3057                                 $0.00           $0.00
Smithe Machine Collective Bargaining (b)  2813                            $48,000.00      $33,600.00
Smithe Machine Retirement Plan (b)        2848                            $57,200.00      $40,040.00
Stenovich, LeLand L.                      4184                             $5,914.07       $4,139.85
Stewart, Daniel                           1218                             $4,327.00       $3,028.90
Stewart, Michael (b)                      1236                             $3,160.00       $2,212.00
Stowell, Dexter M. (Trustee)              1994                             $6,352.00       $4,446.40
Stransky, John P & JoAnn                  2216                             $3,199.95       $2,239.97
Sullivan, Daniel F                        4081                            $16,450.00      $11,515.00
Sullivan, Daniel F.                       4223                                 $0.00           $0.00
Sullivan, Daniel F.                       4344                                 $0.00           $0.00
Sullivan, Daniel F.                       4346                            $16,720.00      $11,704.00
Surhoff, Henry                            1895           B                 $2,058.70       $1,441.09
Swanson, Michael                          1562                             $4,787.50       $3,351.25
Swinyer, Leonard J. MD                    1329                            $19,207.70      $13,445.39

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Swinyer, Thalia A.                        1330                            $11,907.70       $8,335.39
Taft, Robert                              3581                             $6,380.88       $4,466.62
Tair Financial Ltd. a/c #355110 (a)       3264                             $7,750.00       $5,425.00
Talcott, Elmer                            2777                            $18,300.00      $12,810.00
Tempero, Richard & Sue Ann                2151                             $4,250.00       $2,975.00
Thompson, Raymond G. & Vivian (b)         4307                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Thorstenson, Yvonne R.                    2296                             $5,270.25       $3,689.18
Toda Enterprises                          3976                                 $0.00           $0.00
Troy Mills Inc. Pension Trust (b)         2809                            $24,500.00      $17,150.00
Troy Mills Local 1560 Trust (b)           2810                             $9,800.00       $6,860.00
Turner, Kimberly A. Trust Andrea J.       1783                                 $0.00           $0.00
  *DISPUTED*                                                                             *DISPUTED*
Tweedy Company, The (b)                   2897                            $19,600.00      $13,720.00
U.S. Bank of Oregon Trustee Collective    3608                            $90,665.00      $63,465.50
  Funds - Qualivest
U.S. Bank of Oregon Trustee Isaac D. Junt 3609                            $50,100.00      $35,070.00
U.S. Bank of Oregon Trustee Collective    3610                           $286,778.21     $200,744.75
  Funds Equity Fund

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================

U.S. Bank of Oregon Trustee Grover W.     3612                            $25,050.00      $17,535.00
  Hillman
U.S. Bank of Oregon Trustee First Friends 3614                             $4,045.00       $2,831.50
  Church Fund
U.S. Bank of Oregon Trustee Small Comp.   3617                            $59,637.50      $41,746.25
  Value Trust
U.S. Bank of Oregon Trustee Eloise B.     3618                            $50,340.00      $35,238.00
  Brier
U.S. Bank of Oregon Trustee George E.     3619                            $25,210.00      $17,647.00
  Powers
U.S. Bank of Oregon Trustee C.G. Farrow   3621                            $15,150.00      $10,605.00
  Grandchildren
U.S. Bank of Oregon Trustee Edward Schoor 3626                            $10,100.00       $7,070.00
U.S. Bank of Oregon Trustee Benard        3628                            $51,125.00      $35,787.50
  Mainwaring
U.S. Bank of Oregon Trustee Norris A.     3629                            $25,210.00      $17,647.00
  Leach
U.S. Bank of Oregon Trustee Charles J.    3630                            $50,340.00      $35,238.00
  McGonigle
U.S. Bank of Oregon (b) in its Capacity   3607                           $585,495.00     $409,846.50
  as Trustee for its Collective Small
  Funds - Small Comp. Value Retirement
  Fund
U.S. Bank of Oregon (b) Trustee Oregon    3611                            $16,032.50      $11,222.75
  Comm.
U.S. Bank of Oregon (b) Trustee Funds     3615                           $108,690.00      $76,083.00
  Foundation Equity Trust


                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
U.S. Bank of Oregon Co-Trustee Virginia   3633                            $50,100.00      $35,070.00
  L. Miller
U.S. Bank of Oregon Trustee Elks Youth    3632                           $111,000.00      $77,700.00
  Eve Service
U.S. Bank of Oregon Trustee Doris S.      3634                             $5,050.00       $3,535.00
  Seale
U.S. Bank of Washington Trustee Joseph    3620                            $15,150.00      $10,605.00
  Rogers
Uhlein, Grace H. (a)                      2866                             $4,600.00       $3,220.00
Vanbergen, Elizabeth H.                   1941                             $1,050.00         $735.00
Vetas, Ismene                             3256                             $4,287.21       $3,001.05
Virginia Steele Tr.                       3337                             $9,150.00       $6,405.00
Vogt, Kenneth L. & Janice D               3546                            $17,275.00      $12,092.50
Voigtlander, William T.                   3087                                 $0.00           $0.00
Wallace, Jon M.                           1198                             $6,056.90       $4,239.83
Wallace, Maricarol                        1242                             $5,775.00       $4,042.50
Warburg Pincus                            2034                            $91,000.00      $63,700.00
Warner, Bert M. & Michael S., TTEES       1972                                 $0.00           $0.00
Warner, Bert M. & Neil O. TTEE            1967                                 $0.00           $0.00
Washburn, Anna Bell L.                    2770                             $9,150.00       $6,405.00
Washburn, Jr. Stanley                     2771                            $22,875.00      $16,012.50
Washburn, Margaret                        2772                            $22,481.25      $15,736.88

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Weber, Dorothy G & William F. FBO of      0972                            $22,268.75      $15,588.13
Wellington, Roger U. 1968 Trust (b)       2769                            $47,750.00      $33,425.00
Wettstein, Chuck J.                       3565                                 $0.00           $0.00
Wettstein, Chuck J.                       3566                                 $0.00           $0.00
Wettstein, Chuck J.                       4392                                $17.50          $12.25
Whalen, Harry F. & Hilda P. (c)           0824                             $5,357.90       $3,750.53
Whiting, Mary (a)                         1066                               $564.00         $394.80
Whiting, Mary (b)                         1066                               $453.00         $317.10
Whitman, William Trustee                  1302                            $23,250.00      $16,275.00
Wiebelhaus, Eugene A. & Joan M.           3538                             $9,300.00       $6,510.00
Winegar, Wallace Dr. TR PS Plan (b)       2195                             $7,682.50       $5,377.75
Winkler, Constance M (b)                  1530                             $9,650.00       $6,755.00
Winter, Alpheus Trust                     2798                             $9,325.00       $6,527.50
Wintermantel-Zondlo, Joanne               2824                            $23,875.00      $16,712.50
Wuest, Frederick C.                       0864                            $26,591.63      $18,614.14
Wuinn, Gene                               1812                                 $0.00           $0.00
Wurts, Benjamin W                         2862                             $4,775.00       $3,342.50
Wurts, Charles S                          2861                             $4,775.00       $3,342.50
Yale Converts/Froley Revy (b)             3327                         $2,200,000.00   $1,540,000.00

                                  EXHIBIT "E"

                                     LIST OF
          ALLOWED* POST-PETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
      CALCULATED BY THE TRUSTEE AND ALLOWED (LIMITED) (CLASS 6) IN THE PLAN

* Unless indicated as disputed


          CLAIMANT                       CLAIM         EXPLAN.            COLUMN 1         COLUMN 2
                                           NO.          NOTES             ORIGINAL         ALLOWED
                                                                            CLAIM           CLAIM
                                                                          AMOUNT AS         AMOUNT
                                                                          UNIFORMLY        (70% OF
                                                                          CALCULATED       ORIGINAL
                                                                          BY TRUSTEE        CLAIM
                                                                                            AMOUNT)
=======================================================================================================
Yatsevitch, Barbara S.                    2799                             $9,800.00       $6,860.00
Yoder, Earl M. (b)                        3135                                 $0.00           $0.00
Yoder, Earl M. (b)                        4582                             $8,400.00       $5,880.00
Zollinger, Alden J. (b) *DISPUTED*        3474                            $12,000.00       $8,400.00
                                                                                         *DISPUTED*
                TOTAL:                                                 $9,662,311.08   $6,763,619.06
                                                                      ===============  ==============





-------------------------------------------

A    Claim has been assigned to Access Capital.
B    Claim has been assigned to Argo Partners.
C    Claim has been assigned to Comac International NV
D    Claim has been assigned to Debt Acquisition Company of America
E    Claim has been assigned to Comac Partners LPE
F    Claim has been assigned to Riverside Contracting Corporation
G    Claim has been assigned to Credit Research
H    Claim has been assigned to KIA Factors
I    Claim has been assigned to BP Investment Recovery Partners
J    Claim has been assigned to NationsBanc Montgomery Securities